                                                                  EXHIBIT 10.9.3


--------------------------------------------------------------------------------

                                AMENDMENT NO. 3
                                      TO
                           STOCK PURCHASE AGREEMENT

                                 by and among

                              TELECORP PCS, INC.,

                            AT&T WIRELESS PCS, INC.

                                      and

                             CASH EQUITY INVESTORS

                                 named herein

                           Dated as of May 14, 1999

--------------------------------------------------------------------------------

                                AMENDMENT NO. 3
                                ---------------

                                      TO
                                      --

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT, dated as of May 14, 1999, by and among TeleCorp PCS, Inc., a Delaware corporation (the "Company") AT&T Wireless PCS, Inc., a Delaware corporation ("AT&T PCS") and the investors referred to on Exhibit A (collectively, with AT&T PCS, the "Investors"). Capitalized terms used herein not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement (defined below).

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the parties hereto entered into that certain Stock Purchase Agreement dated March 22, 1999 (the "Stock Purchase Agreement");

          WHEREAS, the parties hereto entered into that certain Amendment No. 1 to the Stock Purchase Agreement, dated as of March 30, 1999, which increased the Aggregate Commitment of the Investors to $30,000,000;

          WHEREAS, the parties hereto entered into that certain Amendment No. 2 to the Stock Purchase Agreement, dated as of April 6, 1999, which increased the Aggregate Commitment of the Investors to $33,000,000; and

          WHEREAS, the parties hereto wish to further amend the Stock Purchase Agreement in order to provide for a closing of 20% of each Investor's Purchase Commitment;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Each Investor's Purchase Commitment is set forth on Exhibit A attached hereto.

     2. The parties hereby agree that each Investor shall deliver to the Company by wire transfer of immediately available funds to the account designated by the Company on or prior to May 14, 1999 an amount equal to twenty percent (20%) of its Purchase Commitment (the "Partial Payment"). The amount of each Investor's Partial Payment is set forth on Exhibit A. The balance of their respective Purchase Commitments (collectively, the "Unfunded Commitments") shall remain irrevocable and unconditional obligations of the Investors and shall not be subject to counterclaim, set-off, deduction or defense, or to abatement, suspension, deferment, diminution or reduction for any reason whatsoever. The Unfunded Commitments shall be due and payable at the Closing pursuant to the terms and conditions of the Stock Purchase Agreement.

     3. On May 14, 1999, in consideration of the Investors' delivery of the Partial Payment, the Company shall deliver to each Investor certificates duly executed by authorized signatories of the Company, representing shares of the Securities to be issued to each of them for the Partial Payment in accordance with the terms of Section 2.2.

     4. All other terms and conditions of the Stock Purchase Agreement remain in full force and effect.

     5. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 TELECORP PCS, INC.

                                 By: /s/ Thomas H. Sullivan
                                     -----------------------
                                 Name:   Thomas H. Sullivan
                                 Title:  Executive Vice President and
                                         Chief Financial Officer

                                 AT&T WIRELESS PCS, INC.



                                 By: /s/ William W. Hague
                                     -----------------------
                                 Name:   William W. Hague
                                 Title:


                                 Cash Equity Investors:

                                 CB CAPITAL INVESTORS, L.P.

                                 By:  CB Capital Investors, Inc.,
                                      its general partner


                                 By: /s/ Michael Hannon
                                     -----------------------
                                 Name:   Michael Hannon
                                 Title:


                                 NORTHWOOD VENTURES LLC


                                 By: /s/ Henry T. Wilson
                                     -----------------------
                                 Name:   Henry T. Wilson
                                 Title:  Managing Director

                                 NORTHWOOD CAPITAL PARTNERS LLC


                                 By: /s/ Henry T. Wilson
                                     ----------------------------------------
                                 Name:   Henry T. Wilson
                                 Title:


                                 MEDIA\COMMUNICATIONS INVESTORS
                                 LIMITED PARTNERSHIP

                                 By: M/C Investor General Partner - J, Inc.,
                                     its general partner

                                 By: /s/ James F. Wade
                                     ----------------------------------------
                                 Name:  James F. Wade
                                 Title:


                                 MEDIA\COMMUNICATIONS PARTNERS III
                                 LIMITED PARTNERSHIP

                                 By: M/C III L.L.C.,
                                     its general partner


                                 By: /s/ James F. Wade
                                     ----------------------------------------
                                 Name: James F. Wade
                                 Title:  Manager

                                 EQUITY-LINKED INVESTORS-II

                                 By: ROHIT M. DESAI ASSOCIATES-II,
                                     its general partner

                                 By: /s/ Frank J. Pados, Jr.
                                     ----------------------------------------
                                 Name:   Frank J. Pados, Jr.
                                 Title:  Attorney-in-fact

                                 PRIVATE EQUITY INVESTORS III, L.P.

                                 By: ROHIT M. DESAI ASSOCIATES III, LLC,
                                     its general partner

                                 By: /s/ Frank J. Pados, Jr.
                                     -------------------------------------
                                 Name:   Frank J. Pados, Jr.
                                 Title:  Attorney-in-fact


                                 HOAK COMMUNICATIONS PARTNERS, L.P.

                                 By: HCP Investments, L.P.,
                                     its general partner

                                 By: Hoak Partners, LLC,
                                     its general partner

                                 By: /s/ James M. Hoak
                                     -------------------------------------
                                 Name: James M. Hoak
                                 Title: Manager

                                 HCP CAPITAL FUND, L.P.

                                 By: James M. Hoak & Co.,
                                     its general partner

                                 By: /s/ James M. Hoak
                                     -------------------------------------
                                 Name:  James M. Hoak
                                 Title: Chairman

                                 WHITNEY EQUITY PARTNERS, L.P.

                                 By: J.H. Whitney & Co.,
                                     its general partner

                                 By: /s/ Daniel J. O'Brien
                                     -------------------------------------
                                 Name:   Daniel J. O'Brien
                                 Title:  Managing Partner


                                 J.H. WHITNEY III, L.P.

                                 By: J.H. Whitney & Co.,
                                     its general partner

                                 By: /s/ Daniel J. O'Brien
                                     -------------------------------------
                                 Name:   Daniel J. O'Brien
                                 Title:  Managing Partner

                                 WHITNEY STRATEGIC PARTNERS III, L.P.

                                 By: J.H. Whitney & Co.,
                                     its general partner

                                 By: /s/ Daniel J. O'Brien
                                     -------------------------------------
                                 Name:   Daniel J. O'Brien
                                 Title:  Managing Partner

                                 TORONTO DOMINION INVESTMENTS INC.

                                 By: /s/ Martha L. Gariepy
                                     ----------------------------------
                                 Name:   Martha L. Gariepy
                                 Title:  Vice President


                                 ONE LIBERTY FUND IV, L.P.

                                 By: /s/ Joseph T. McCullen, Jr.
                                     -----------------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title:   General Partner

                                                                       EXHIBIT A
                              Purchase Commitment
                             --------------------

---------------------------------------------------------------------------------------------------
           Name and Notice Address                 Purchase Commitment             Down Payment
---------------------------------------------------------------------------------------------------
AT&T Wireless PCS, Inc.                            $4,900,000                        $  980,000
P.O. Box 97061
Redmond, WA 98073-9761
Attn:  Michael Schwartz
---------------------------------------------------------------------------------------------------
CB Capital Investors, L.P.                         $6,793,100                        $1,358,620
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn:  Michael Hannon
Fax:  (212) 622-3101
---------------------------------------------------------------------------------------------------
Desai Associates                                   $6,793,100                        $1,358,620
     Equity-Linked Investors-II                    $        0                        $        0
     Private Equity Investors III, L.P.            $6,793,100                        $1,358,620

540 Madison Avenue, 36th Floor
New York, NY 10022
Attn:  Rohit M. Desai
Fax:  (212) 752-7807
---------------------------------------------------------------------------------------------------
Hoak Capital Corporation                           $5,094,000                        $1,018,800
     Hoak Communications Partners, L.P.            $4,667,120                        $  933,424
     HCP Capital Fund, L.P.                        $  426,880                        $   85,376

One Galleria Tower
13355 Noel Road, Suite 1050
Dallas, Texas 75240
Attn:  James Hoak
Fax:  (972) 960-4899
---------------------------------------------------------------------------------------------------
J.H. Whitney & Co.                                 $4,244,400                        $  848,880
     Whitney Equity Partners, L.P.                 $1,273,320                        $  254,664
     J.H. Whitney III, L.P.                        $2,901,172                        $  580,234
     Whitney Strategic Partners III, L.P.          $   69,908                        $   13,982

177 Broad Street, 15th Floor
Stamford, Connecticut 06901
Attn:  William Laverack, Jr.
Fax:  (203) 973-1422
---------------------------------------------------------------------------------------------------

                        -------------------------------

--------------------------------------------------------------------------------------
M/C Partners                                    $ 2,548,900            $  509,780
     Media/Communications Investors
     Limited Partnership                        $   101,956            $   20,391
     Media/Communications Partners III
     Limited Partnership                        $ 2,446,944            $  489,389

75 State Street, Suite 2500
Boston, MA 02109
Attn:  James F. Wade
Fax:  (617) 345-7201
--------------------------------------------------------------------------------------
OneLiberty Fund IV, L.P.                        $   849,600            $  169,920
One Liberty Square
Boston, MA 02109
Attn:  Joseph T. McCullen
Fax:  (617) 423-1765
--------------------------------------------------------------------------------------
Toronto Dominion Investments Inc.               $   470,000            $   94,000
31 West 52/nd/ Street
New York, NY 10019-6101
Attn: Steve Reinstadtler
Fax:  (212) 974-8429

(with a copy to)

Toronto Dominion Investments, Inc.
909 Fannin
Suite 1700
Houston, TX 77010
Attn:  Martha Gariepy
Fax:  (713) 652-2647
--------------------------------------------------------------------------------------
Northwood Capital Partners                      $   592,900            $  118,580
     Northwood Ventures LLC                     $   503,965            $  100,793
     Northwood Capital Partners LLC             $    88,935            $   17,787

485 Underhill Boulevard, Suite 205
Syosset, New York 11791-3419
Attn:  Peter Schiff
Fax:  (516) 364-0879
--------------------------------------------------------------------------------------
     TOTAL:                                     $32,286,000            $6,457,200
--------------------------------------------------------------------------------------